Exhibit 10.12

January 8, 1999






DIRECT LINE:   (604) 691-7540
e-mail:   muirhead@owenbird.com
OUR FILE:   18465/0002


International Advisory Services Ltd.
Box 42682
Freeport, Bahamas


Dear Sirs/Mesdames:


Re:      WaveRider Communications Inc.
         8% Secured Convertible Debenture


We are solicitors for WaveRider  Communications Inc. ("WaveRider").  Pursuant to
section 2.5 of the above Debenture dated as of December 15, 1998, WaveRider hereby elects to terminate its right to all Loan Advances under the Debenture and requests that the Holders (as defined in the Debenture) forthwith release all security given in respect thereof.


Yours truly,

OWEN, BIRD




Ian W. Muirhead

IWM/js

c:       Scott Worthington


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